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                            Prudential Mutual Funds
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                     Prudential Diversified Bond Fund, Inc.

                     SUPPLEMENT DATED FEBRUARY 10, 2000 TO
                         PROSPECTUS DATED MARCH 2, 1999

   At a meeting of the Board of Directors of Prudential Diversified Bond Fund, Inc. (the Fund), held on February 7, 2000, the Board of Directors approved: (1) an amendment of the investment objective of the Fund, and (2) amendments to the Fund's fundamental investment restrictions relating to (a) borrowing transactions, (b) the making of loans, and (c) investments in securities of other investment companies. None of these amendments can be implemented without shareholder approval. A shareholder meeting has been scheduled for April 19, 2000. If the proposed amendments are approved by shareholders at the shareholder meeting, the Fund's prospectus and statement of additional information will be revised as appropriate to reflect the amendments.

   The current investment objective of the Fund is high current income consistent with an appropriate balance between risk and reward. The Board of Directors has approved an amendment to change the Fund's investment objective to a prudent mix of current income and capital appreciation. As a result of the change, the Fund will seek total return (which consists of both current income and capital appreciation), rather than primarily high current income. If the proposed new investment objective is approved by shareholders, the Fund will continue to invest in bonds and other fixed-income securities in different sectors of the fixed-income securities markets, although the Fund's current yield likely will be lower than it would be under the existing objective, and the Fund's potential for total return, i.e., yield plus capital appreciation, could be increased.

   If the change in investment objective is approved by shareholders, The Prudential Investment Corporation, doing business as Prudential Investments (the Investment Adviser), does not contemplate any immediate material changes in the Fund's portfolio composition. However, to obtain greater flexibility to take advantage of total return opportunities, the Investment Adviser has indicated that a primary difference in how it may manage the Fund in the future, depending on market conditions and the available price and yield of other types of securities,

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would be in the percentage of Fund assets permitted to be invested in below investment-grade securities, also known as high-yield or 'junk' bonds. If the investment objective is changed, this limit would be increased from 35% of net assets to 50% of total assets. The Investment Adviser has also indicated that if the change in investment objective is approved by shareholders, the Fund will increase its authority to invest in privately issued asset-backed securities from the current limit, which is 25% of total assets up to 35% of total assets, to provide the Fund with greater flexibility in pursuing its investment program. The Investment Adviser has no present intention to increase the Fund's current holdings of privately issued asset-backed securities. The risks related to investment in below investment-grade securities and privately issued asset-backed securities are discussed in the Fund's current prospectus. To the extent the Fund increases its exposure to these securities, it will be subject to greater risks.

   If the proposal to change the Fund's investment objective is approved by the Fund's shareholders, the Fund intends to change its name to Prudential Total Return Bond Fund, Inc.